Deconsolidation of Osisko Development and discontinued operations - Disclosure of preliminary purchase price allocation for Acquisition of Tintic by Osisko Development (Details) - Osisko Development Corp [Member] - Tintic Consolidated Metals LLC [Member]
$ in Thousands, $ in Millions
	May 31, 2022 CAD ($) share	May 31, 2022 USD ($) share
Consideration paid
Issuance of common shares	$ 109,656
Number of shares issued | share	12,049,449	12,049,449
Cash	$ 63,881
Convertible instruments	10,827	$ 8.5
Fair value of deferred consideration of US$12.5 million ($15.9 million)	13,414
Deferred consideration	15,900	$ 12.5
Fair value of other contingent payments, rights and obligations	1,695
Consideration paid	199,473
Net assets acquired
Current assets	2,705
Mining assets and plant and equipment	182,229
Exploration and evaluation	38,508
Other non-current assets	1,735
Current liabilities	(1,322)
Non-current liabilities	(4,925)
Deferred income tax liability	(19,457)
Net assets acquired	$ 199,473